Supplement dated January 29, 2026
to the Statement of Additional Information (SAI), as supplemented, dated May 1, 2025, for funds under the following trusts:
Trust
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Series Trust II
Effective immediately, the information in the “Subadvisers Subadvisory and Sub-Subadvisory Agreement Fee Schedules or Aggregate Effective Fee Rates" table under the subsection “Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements" of the SAI with respect to Variable Portfolio (VP) – Partners Core Bond Fund is hereby superseded and replaced with the following:
Fund	Subadviser	Parent Company/Other Information	Fee Schedule or Aggregate Effective Fee Rates
VP – Partners Core Bond Fund	JPMIM (effective May 10, 2010) Allspring (effective May 1, 2017)	D H	0.091%(b)
(b)
The rate shown is the estimated aggregate effective fee rate that will be paid by the Investment Manager to the subadvisers for the Fund based on the subadvisory fee schedules effective on January 1, 2026.
The rest of the section remains the same.
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI with respect to Columbia Variable Portfolio (VP) - Contrarian Core Fund is hereby superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Information is as of December 31, 2024, unless otherwise noted
VP – Contrarian Core Fund	Harvey Liu(g)	9 other accounts	$6.95 million	None	Columbia Management	Columbia Management
	Guy Pope	7 RICs 7 PIVs 72 other accounts	$21.73 billion $1.94 billion $4.40 billion	2 other accounts ($2.71 B)
	J. Nicholas Smith(g)	21 other accounts	$125.02 million	None
	Michael Welter(9)	11 other accounts	$7.57 million	None
*
RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**
Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(g)
The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of December 31, 2025.
Effective April 3, 2026, Jeffrey Graff, CFA, will retire from Sycamore Capital investment franchise and will no longer be a portfolio manager for the CTIVP® – Victory Sycamore Established Value Fund. As of that date, the reference to Jeffrey Graff in the portfolio manager table will be removed.
The rest of the section remains the same.
SUP7950-0016_(01/26)

Effective immediately, the table under the caption “Ongoing Portfolio Holdings Disclosure Arrangements - Identity of Recipient - Recipients under arrangements with the Funds or Investment Manager" in the “Other Practices – Disclosure of Portfolio Holdings Information" section of the SAI is hereby changed by removing Kessler Topaz Meltzer & Check, LLP.
The rest of the section remains the same.
Effective immediately, the table under the caption “Ongoing Portfolio Holdings Disclosure Arrangements - Identity of Recipient - Recipients under arrangements with subadvisers" in the “Other Practices – Disclosure of Portfolio Holdings Information" section of the SAI is hereby changed by removing Bloomberg Execution Management System, Concert, Portware and Sentinel.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

SUP7950-0016_(01/26)